UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2022

Thorne HealthTech, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40826	27-2877253
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

152 W. 57th Street, New York, NY 10019

(Address of Principal Executive Offices) (Zip Code)

(929) 251-6321

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	THRN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (“Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Thorne HealthTech, Inc. (the “Company”) on March 14, 2022 (the “Original 8-K”). The Original 8-K was filed with the Securities and Exchange Commission to report the results of the Company’s operations for the quarter and year ended December 31, 2021, which were announced in a press release issued on March 14, 2022 and attached to the Original 8-K as Exhibit 99.1. The sole purpose of this Amendment is to correct numeric disclosures in the press release as set forth below. The Original Form 8-K otherwise remains unchanged.

Item 2.02. Results of Operations and Financial Condition.

On March 14, 2022, the "Company" issued a press release announcing the results of the Company’s operations for the quarter and year ended December 31, 2021. Subsequently, in connection with the Company’s completion of the financial audit process, the Company identified an error with the calculation of the previously reported dilutive weighted-average common shares outstanding for the three months and year ended December 31, 2021 and for the year ended December 31, 2020. The correction of the error had no impact to net income (loss), basic and fully diluted earnings per share (EPS), earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA, adjusted net income (loss), or adjusted diluted earnings (loss), per share for the three months and full year periods for 2021 and 2020. The following summarizes the amendments to the press release issued March 14, 2022:

•
Within the Consolidated Statements of Operations, weighted average common shares outstanding on a diluted basis, was amended as follows:
(i)
Three months ended December 31, 2021: originally reported as 58,655,939; corrected to 55,182,900
(i)
Year ended December 31, 2021 – originally reported as 51,939,654; corrected to 32,328,565

•
Within the Reconciliations of Non-GAAP Financial Measures, diluted weighted-average shares outstanding, was amended as follows:
(i)
Three months ended December 31, 2021: originally reported as 58,655,939; corrected to 55,182,900
(ii)
Year ended December 31, 2021 – originally reported as 51,939,654; corrected to 32,328,565
(iii)
Year ended December 31, 2020 – originally reported as 46,497,003; corrected to 9,985,800

The Company is also reporting a correction to the previously reported adjusted diluted earnings (loss), per share for the year ended December 31, 2020, as presented within the Reconciliation of Non-GAAP Financials Measures of the Company’s press release issued March 14, 2022. Previously reported as $0.19, this figure has been amended to $0.00. The correction is related solely to the previously outstanding Series E convertible preferred stock during the year ended December 31, 2020 and is required by the terms of the Series E convertible preferred stock, since all earnings of the Company are attributable to these securities until the Series E preferred stock holders fully recover their original invested capital.

Effective September 22, 2021, the date of the Company’s initial public offering, all issued and outstanding shares of the Series E convertible preferred stock were converted on a one-for-one basis into shares of common stock. As of December 31, 2021, there were no remaining shares of Series E convertible preferred stock issued or outstanding. Any adjustments related to the reporting and presentation of the Series E convertible preferred stock, as required under generally accepted accounting principles in the U.S. (GAAP), are solely for historical reporting and presentation purposes. The Company does not expect any future adjustments related to the Series E convertible preferred stock and net income attributable thereto, to have an impact on its future results.

The information included in this Amendment shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORNE HEALTHTECH, INC.

By:	/s/ Scott S. Wheeler
Name:	Scott S. Wheeler
Title:	Chief Financial Officer

Date: March 16, 2022